Exhibit 99.1

INDEPENDENT AUDITORS’ REPORT

The Board of Directors and Stockholders

Industrial Property Trust Inc.:

We have audited the accompanying statement of revenue and certain expenses of the Dallas Distribution Portfolio for the year ended December 31, 2013, and the related notes to the financial statement.

MANAGEMENT’S RESPONSIBILITY FOR THE STATEMENT OF REVENUE AND CERTAIN EXPENSES

Management is responsible for the preparation and fair presentation of the statement of revenue and certain expenses in accordance with U.S. generally accepted accounting principles; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenue and certain expenses that is free from material misstatement, whether due to fraud or error.

AUDITORS’ RESPONSIBILITY

Our responsibility is to express an opinion on the statement of revenue and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenue and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenue and certain expenses. The procedures selected depend on the auditors’ judgment, including the assessment of the risks of material misstatement of the statement of revenue and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal control relevant to the entity’s preparation and fair presentation of the statement of revenue and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the statement of revenue and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

OPINION

In our opinion, the statement of revenue and certain expenses referred to above presents fairly, in all material respects, the revenue and certain expenses described in Note 1 to the financial statement of the Dallas Distribution Portfolio for the year ended December 31, 2013, in accordance with U.S. generally accepted accounting principles.

EMPHASIS OF MATTER

We draw attention to Note 1 to the financial statement, which describes that the accompanying statement of revenue and certain expenses was prepared for the purpose of complying with the rules and regulations of the Securities and Exchange Commission for the inclusion in a Current Report on Form 8-K/A and a registration statement on Form S-11. The presentation is not intended to be a complete presentation of the revenues and expenses of the Dallas Distribution Portfolio. Our opinion is not modified with respect to this matter.

/s/ EKSH LLLP

January 30, 2015

Denver, Colorado

DALLAS DISTRIBUTION PORTFOLIO

STATEMENTS OF REVENUES AND CERTAIN EXPENSES

(dollars in thousands)	For the Nine Months Ended September 30, 2014	For the Year Ended December 31, 2013
	(unaudited)
Revenues:
Rental revenue	$379	$210
Reimbursement and other revenue	116	29

Total revenues	495	239

Certain expenses:
Real estate taxes	415	82
Operating expenses	96	28
Insurance	76	15
Management fees	18	10

Total certain expenses	605	135

Excess of (certain expenses over revenues) revenues over certain expenses	$(110)	$104

The accompanying notes are an integral part of these financial statements.

DALLAS DISTRIBUTION PORTFOLIO

NOTES TO STATEMENTS OF REVENUE AND CERTAIN EXPENSES

FOR THE NINE MONTHS ENDED SEPTEMBER 30, 2014 (UNAUDITED)

AND FOR THE YEAR ENDED DECEMBER 31, 2013

1. Basis of Presentation

On November 26, 2014, Industrial Property Trust Inc. (the “Company”), through its wholly-owned subsidiaries, acquired a 100% fee interest in three industrial buildings located in the Dallas market totaling approximately 1.3 million square feet on approximately 72.7 acres (collectively referred to as the “Dallas Distribution Portfolio”). The Dallas Distribution Portfolio is a recently completed development opportunity in a targeted top-tier industrial market. Two of the buildings in the Dallas Distribution Portfolio achieved shell completion in 2013 and a third building achieved shell completion in 2014. As of both September 30, 2014 and December 31, 2013, the Dallas Distribution Portfolio was 12% leased to one customer. The total purchase price was approximately $74.6 million, exclusive of transfer taxes, due diligence expenses, and other closing costs. The Company funded the acquisition using proceeds from its public offering and borrowings under its corporate line of credit.

The accompanying statements of revenue and certain expenses relate to the Dallas Distribution Portfolio and have been prepared pursuant to Rule 3-14 of Regulation S-X of the Securities and Exchange Commission, promulgated under the Securities Act of 1933, as amended. Accordingly, the statements are not representative of the actual operations for the periods presented as certain operating expenses, which may not be directly attributable to the revenues and expenses expected to be incurred in the future operations of the Dallas Distribution Portfolio, have been excluded. Such items include depreciation and amortization, amortization of above- and below-market leases, interest, and other administrative costs. Management is not aware of any material factors relating to the Dallas Distribution Portfolio, other than those already described above, that would cause the reported financial information included herein to not be necessarily indicative of future operating results.

The unaudited statement of revenue and certain expenses for the nine months ended September 30, 2014 was prepared on the same basis as the audited statement of revenue and certain expenses for the year ended December 31, 2013 and reflects all adjustments, consisting of only normal recurring adjustments, which are, in the opinion of management, necessary for a fair presentation of the results of the interim period. The results of the interim period are not necessarily indicative of the expected results for the entire fiscal year.

2. Summary of Significant Accounting Policies

Use of Estimates

The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of revenues and certain expenses during the reporting period. Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized on a straight-line basis over the terms of the lease agreement. The difference between rental income earned on a straight-line basis and the cash rent due under the provisions of the lease agreements is recorded as a component of straight-line rent. The straight-line rent adjustment for minimum rents increased base contractual rental revenue by approximately $0.2 million for the nine months ended September 30, 2014 (unaudited) and $0.2 million for the year ended December 31, 2013.

Tenant recoveries related to reimbursement of real estate taxes, insurance, repairs and maintenance, and other operating expenses are recognized as revenue and recorded on a gross basis in tenant reimbursements and other revenues in the period the applicable expenses are incurred.

3. Minimum Future Lease Rentals

Future minimum base rental payments, which equal the cash basis of monthly contractual rent, owed to the Company from its customer under the terms of the non-cancelable operating lease in place as of December 31, 2013, excluding rental revenues from the potential renewal or replacement of existing future leases and from customer reimbursement revenue, were as follows for the next five years and thereafter:

(dollars in thousands)	Amount
2014	$360
2015	551
2016	567
2017	585
2018	602
Thereafter	203

Total	$2,868

4. Tenant Concentrations

As of both September 30, 2014 and December 31, 2013, the Dallas Distribution Portfolio was 12% leased to one customer. For both the nine months ended September 30, 2014 (unaudited) and for the year ended December 31, 2013, rental payments from Universal Display & Fixtures Company represented 100% of the Dallas Distribution Portfolio’s total revenue.

5. Real Estate Taxes

Real estate taxes included in the statements of revenues and certain expenses do not include amounts capitalized during development.

6. Subsequent Events

Subsequent to September 30, 2014, a lease was signed for approximately 72,000 square feet, which resulted in the Dallas Distribution Portfolio being 17% leased to two customers at the date of acquisition. The Company has evaluated subsequent events through January 30, 2015, the date the financial statements were available to be issued.

3